                                                                  Exhibit 10.8.2

[*] IMPORTANT NOTE: Certain material, indicated by an asterisk ("*"), has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated
                                                      ---------
effective as of December 31, 1999 (the "Amendment Date") unless otherwise
                                        --------------
expressly stated herein, is by and among NET-TEL CORPORATION (the "Borrower"), a
                                                                   --------
Florida corporation, NET-TEL COMMUNICATIONS, INC. ("Holdings"), a Delaware
                                                    --------
corporation, NET-TEL CORPORATION OF VIRGINIA, INC., a Virginia corporation

("NET-tel Virginia"), each of the undersigned Lenders (as hereinafter defined)
------------------
and NORTEL NETWORKS INC., a Delaware corporation, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                    --------------------

                                   RECITALS:
                                   --------

     A. Pursuant to that certain Credit Agreement dated as of July 28, 1999 (as amended by that certain First Amendment to Credit Agreement dated effective as of July 28, 1999 and as the same may be further amended, modified, renewed, extended, restated or supplemented from time to time, the "Credit Agreement") by
                                                           ----------------
and among the Borrower, each of the lending entities which is a party thereto or which may from time to time become a party thereto as a lender or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders")
                                      ------                          -------
and the Administrative Agent, the Lenders agreed to provide, with the assistance of the Administrative Agent, (i) a $120,000,000 advancing term loan facility to finance a portion of the Borrower's costs to purchase Nortel Networks Goods and Services (as defined in the Credit Agreement) and to finance certain Eligible Third-Party Expenses (as defined in the Credit Agreement), (ii) a $10,000,000 term loan facility to finance certain of the Borrower's working capital needs and for general corporate purposes, and (iii) a $10,000,000 revolving loan facility to finance certain of the Borrower's working capital needs and for general corporate purposes and in the ordinary course of business.

     B. The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement upon the terms and conditions contained herein.

                                  AGREEMENTS:
                                  ----------

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Terms Defined.  Unless otherwise defined or stated in this Amendment,
         -------------
each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).

     2.  Amendments.
         ----------


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 1

     (a) The definition of the term "Average Customer Count" set forth in

Section 1 of the Credit Agreement is hereby amended and restated to read in its
---------
entirety as follows:

         "Average Customer Count" means, as of the last day of any calendar
          ----------------------
     quarter, the quotient obtained by dividing (a) the sum of the number of customers of the Borrower and its Consolidated Subsidiaries as of the last day of each of the three months during such calendar quarter, each of which customers has average billings in excess of $100 per month, by (b) three.

     (b) The definition of the term "Average Monthly Gross Revenues Per Customer" set forth in Section 1 of the Credit Agreement is hereby amended and
                       ---------
restated to read in its entirety as follows:

         "Average Monthly Gross Revenues Per Customer" means, as to the
          -------------------------------------------
     Borrower and its Consolidated Subsidiaries and with respect to any calendar quarter, the quotient obtained by dividing (a) the remainder of (i) the Average Gross Revenues for such calendar quarter minus (ii) the Average
                                                      -----
     Gross Revenues for such calendar quarter attributable to customers having average billings (per customer) of less than $100 per month during such calendar quarter by (b) the Average Customer Count as of the last day of such calender quarter.

     (c) Subclause (g)(iv)  of the definition of the term "Permitted Liens"
         -----------------
contained in Section 1.1 of the Credit Agreement is hereby amended and restated
             -----------
to read in its entirety as follows:

         (iv) the Debt secured by all such Liens, when aggregated with the Debt secured by all purchase-money Liens at any time outstanding (whenever incurred or created) and all Liens in connection with any conditional sale or other title retention agreement or Capital Lease Obligation existing as of the Closing Date or at any other time, shall not exceed (A) $* outstanding in the aggregate at any time on or before December 30, 2001,
     (B) $* outstanding in the aggregate on December 31, 2001 or at any time thereafter on or before December 30, 2002, (C) $* outstanding in the aggregate on December 31, 2002 or at any time thereafter on or before December 30, 2003 and (D) $* outstanding in the aggregate on December 31, 2003 or at any time thereafter.

     (d) Effective as of April 21, 2000, the definition of the term "Term Loans A Commitment" set forth in Section 1 of the Credit Agreement is hereby amended
                           ---------
and restated to read in its entirety as follows:

         "Term Loans A Commitment" means, as to any Lender, the obligation (if
          -----------------------
     any) of such Lender to make or continue Term Loans A hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Loans A Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount of the "Term Loans A Commitment" set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant


*Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 2
     to Section 2.13 or 11.2, and "Term Loans A Commitments" means such
        ------------    ----       ------------------------
     obligations of all Lenders. As of March 27, 2000, the aggregate principal amount of the Term Loans A Commitments is the remainder of (a) $115,000,000 minus (b) the aggregate principal amount of the Term Loans A advanced on or before such date.

     (e) Section 8.1(c) of the Credit Agreement is hereby amended and restated
         --------------
to read in its entirety as follows:

         (c) Compliance Certificate.  Concurrently with the delivery of each of
             ----------------------
     the financial statements referred to in Sections 8.1(a) and 8.1(b) and
                                             ---------------     ------
     within 45 days after the end of the fourth quarter of each fiscal year of the Borrower, a Compliance Certificate of a Responsible Officer of the Borrower substantially in the form of Exhibit D hereto, appropriately
                                           ---------
     completed, stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto;

     (f) Section 8.1(p) of the Credit Agreement is hereby amended and restated
         --------------
to read in its entirety as follows:

         (p) Accounts Receivable and Payable.  As soon as available and in any
             -------------------------------
     event within (i) 45 days after the end of each of the first three quarters of each fiscal year of the Borrower and (ii) 90 days after the end of the fourth quarter of each fiscal year of the Borrower, an aged trial balance of all then-existing Receivables and all then existing accounts payable of the Borrower and its Subsidiaries;

     (g) Section 8.1(r) of the Credit Agreement is hereby amended and restated
         --------------
to read in its entirety as follows:

         (r) Quarterly Report as to Key Business Statistics.  As soon as
             ----------------------------------------------
     available and in any event within (i) 45 days after the end of each of the first three quarters of each fiscal year of the Borrower and (ii) 90 days after the end of the fourth quarter of each fiscal year of the Borrower, reports as to key business and operational statistics of the Borrower and its Subsidiaries, including, without limitation, reports as to the number of customers, number of Sales Representatives and such related information as the Administrative Agent may reasonably request from time to time;

     (h) Section 8.1(s) of the Credit Agreement is hereby amended and restated
         --------------
to read in its entirety as follows:

         (s) Borrowing Base Reports and Agings.  As soon as available and in
             ---------------------------------
     any event within (i) 45 days after the end of each of the first three quarters of each fiscal year of the Borrower and (ii) 90 days after the end of the fourth quarter of each fiscal year of the Borrower and, in any event concurrently with the making of each Revolving Loan hereunder and from time to time upon the request of the Administrative Agent after the occurrence of a Default, (A) a Borrowing Base Report

SECOND AMENDMENT TO CREDIT AGREEMENT - Page 3 duly completed and (B) an aged trial balance of all then-existing Receivables and all then existing accounts payable of the Borrower and its Subsidiaries; and

     (i) Section 10.13 of the Credit Agreement is hereby amended and restated to
         -------------
read in its entirety as follows:

          Section 10.13  Operating Leases.  The Borrower will not, and will not
                         ----------------
     permit any Subsidiary of the Borrower to, at any time enter into or be a party to operating leases that in the aggregate obligate the Borrower and/or its Subsidiaries to make aggregate payments during any fiscal year in excess of (a) for all operating leases other than operating leases of real Property entered into in the ordinary course of the Borrower's and/or its Subsidiaries' business, $* and (b) for all operating leases of real Property, the lesser of (i) *% of the Gross Revenues of the Borrower and its Consolidated Subsidiaries for such fiscal year or (ii) $*.

     (j) Section 12.2 of the Credit Agreement is hereby amended by amending and
         ------------
restating the last sentence thereof which shall read in its entirety as follows:

     "Without limiting the generality of the foregoing, (a) Nortel Networks has purchased certain equity securities issued by Holdings and (b) it is contemplated that Nortel Networks and/or certain other Lenders will be the holder of warrants issued by Holdings."

     (k) Effective as of April 21, 2000, the amount of "120,000,000" set forth next to "Term Loans A Commitment" on the signature page for Nortel Networks as a Lender is hereby amended to read "115,000,000".

     (l) The "Address for Notices" set forth under the signature of each of the Administrative Agent and Nortel Networks as a Lender is hereby amended and restated to read in its entirety as follows:

          Nortel Networks Inc.
          Mail Stop 991 15 A40
          2221 Lakeside Blvd.
          Richardson, Texas  75082-4399
          Attention:  Mitchell D. Stone
                      Director, Customer Finance
          Telephone:  972-684-0395
          Telecopy:   972-684-3679

          and

          Nortel Networks Inc.
          Mail Stop 468/05/B40
          2100 Lakeside Blvd.
          Richardson, Texas 75082-4399

* Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 4

          Attention:  Kimberly Poe, Director
                      Loan Administration
          Telephone:  972-684-7687
          Telecopy:   972-685-3613

     (m) Schedule 10.2 of the Credit Agreement is hereby amended and restated to
         -------------
read in its entirety as set forth on Second Amendment Schedule 1 to this
                                     ---------------------------
Amendment.

     (n) Schedule 10.3 of the Credit Agreement is hereby amended and restated to
         -------------
read in its entirety as set forth on Second Amendment Schedule 2 to this
                                     ---------------------------
Amendment.

     (o) Schedule 10.4 of the Credit Agreement is hereby amended and restated to
         -------------
read in its entirety as set forth on Second Amendment Schedule 3 to this
                                     ---------------------------
Amendment.

     (p) Schedule 10.5 of the Credit Agreement is hereby amended and restated to
         -------------
read in its entirety as set forth on Second Amendment Schedule 4 to this
                                     ---------------------------
Amendment.

     (q) Schedule 10.6 of the Credit Agreement is hereby amended and restated to
         -------------
read in its entirety as set forth on Second Amendment Schedule 5 to this
                                     ---------------------------
Amendment.

     (r) Schedule 10.7 of the Credit Agreement is hereby amended and restated to
         -------------
read in its entirety as set forth on Second Amendment Schedule 6 to this
                                     ---------------------------
Amendment.

     (s) Schedule 10.8 of the Credit Agreement is hereby amended and restated to
         -------------
read in its entirety as set forth on Second Amendment Schedule 7 to this
                                     ---------------------------
Amendment.

     (t) Schedule 10.9 of the Credit Agreement is hereby amended and restated to
         -------------
read in its entirety as set forth on Second Amendment Schedule 8 to this
                                     ---------------------------
Amendment.

     (u) Schedule 10.10 of the Credit Agreement is hereby amended and restated
         --------------
to read in its entirety as set forth on Second Amendment Schedule 9 to this
                                        ---------------------------
Amendment.

     (v) Schedule 10.11 of the Credit Agreement is hereby amended and restated
         --------------
to read in its entirety as set forth on Second Amendment Schedule 10 to this
                                        ----------------------------
Amendment.

     (w) Schedule 10.12 of the Credit Agreement is hereby amended and restated
         --------------
to read in its entirety as set forth on Second Amendment Schedule 11 to this
                                        ----------------------------
Amendment.

     3.  Conditions Precedent.  The effectiveness of this Amendment is subject
         --------------------
to the satisfaction of each of the following conditions precedent, all of which conditions precedent must be satisfied on or before April 30, 2000 (unless any one or more of such conditions precedent are waived in writing by the Administrative Agent):

     (a) The Administrative Agent shall have received all of the following, each dated (where applicable and unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative Agent:

SECOND AMENDMENT TO CREDIT AGREEMENT - Page 5

          (i)    Amendment.  This Amendment as executed by the parties hereto;
                 ---------

          (ii)   Resolutions.  Resolutions of the Board of Directors of each
                 -----------
     Loan Party certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by such Loan Party of this Amendment; and

          (iii)  Fees, Costs and Expenses.  If so requested by the
                 ------------------------
     Administrative Agent, all fees, costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Administrative Agent and each of the Lenders incident to this Amendment or required to be paid in accordance with Section 13.1 of the Credit Agreement, to the extent
                             ------------
     incurred and submitted to the Borrower, shall have been paid in full by the Borrower;

     (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made again on and as of the date hereof (except if and to the extent that such representations and warranties are or were expressly made only as of another specific date); and

     (c) No Event of Default shall have occurred and be continuing (immediately after giving effect to this Amendment).

     Upon the satisfaction of all conditions precedent set forth in this

Paragraph 3 and upon request of confirmation of such satisfaction made by the
-----------
Borrower to the Administrative Agent, the Administrative Agent shall confirm such satisfaction in writing to the Borrower.

     4.  Governing Law.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE
         -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S.

     5.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     6.  No Oral Agreements.  THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT
         ------------------
AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) THE BORROWER OR ANY OTHER LOAN PARTY AND (B) THE ADMINISTRATIVE AGENT AND/OR ANY LENDER.

     7.  Agreement Remains in Effect; No Waiver.  Except as expressly provided
         --------------------------------------
herein, all terms and provisions of the Credit Agreement and the other the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by the Administrative Agent or any Lender of any Default or Event of Default shall be deemed to be a


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 6 waiver of any other Default or Event of Default. No delay or omission by the Administrative Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Credit Agreement, the Loan Documents or otherwise.

     8.  Representations and Warranties.  All representations and warranties
         ------------------------------
made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon such representations and warranties.

     9.  Ratification of Obligations under the Loan Documents.  Each of the
         ----------------------------------------------------
undersigned Loan Parties acknowledges and consents to the terms of this Amendment and agrees that all of its indebtedness, liabilities and obligations under the Loan Documents to which it is a party continue in full force and effect notwithstanding the execution and delivery of this Amendment or the consummation of the transactions contemplated hereby. There are no defenses, offsets or counterclaims to the performance by any of the undersigned Loan Parties of their respective indebtedness, liabilities and obligations under the Loan Documents.

     10.  Reference to Credit Agreement.  This Amendment shall constitute a Loan
          -----------------------------
Document. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are (if and to the extent necessary) hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     11.  Severability.  Any provision of this Amendment held by a court of
          ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     12.  Successors and Assigns.  This Amendment is binding upon and shall
          ----------------------
inure to the benefit of the Administrative Agent, the Lenders, the Borrower and the other Loan Parties and their respective successors and assigns; provided,
                                                                    --------
however, that neither the Borrower nor any of the other Loan Parties may assign
-------
or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

     13.  Term Loans A Commitments.  The Administrative Agent, the Lenders and
          ------------------------
the Borrower agree that, as of April 21, 2000, the aggregate principal amount of the Term Loans A Commitments is the remainder of (a) $115,000,000 minus (b) the
                                                                  -----
aggregate principal amount of the Term Loans A advanced on or before April 21, 2000.

     14.  Headings.  The headings, captions and arrangements used in this
          --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 7

     15.  Fees, Costs and Expenses.  The Borrower hereby agrees, on demand, to
          ------------------------
pay or reimburse the Administrative Agent and each of the Lenders for paying all reasonable out-of-pocket costs and expenses of the Administrative Agent accrued in connection with the drafting, preparation, negotiation, execution and delivery of this Amendment and all Loan Documents to be entered into in connection herewith, including, without limitation, the reasonable fees and expenses of legal counsel (including all local counsel) for the Administrative Agent.


              [Remainder of this page intentionally left blank.]

SECOND AMENDMENT TO CREDIT AGREEMENT - Page 8

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

                                    BORROWER:
                                    --------

                                    NET-TEL CORPORATION


                                    By:    /s/ James F. Kenefick
                                       ---------------------------
                                    Name:      James F. Kenefick
                                         -------------------------
                                    Title:     CEO
                                          ------------------------


                                    HOLDINGS:
                                    --------

                                    NET-TEL COMMUNICATIONS, INC.


                                    By:    /s/ James F. Kenefick
                                       ---------------------------
                                    Name:      James F. Kenefick
                                         -------------------------
                                    Title:     CEO
                                          ------------------------


                                    NET-TEL VIRGINIA:
                                    ----------------

                                    NET-TEL CORPORATION OF VIRGINIA, INC.

                                    By:    /s/ James F. Kenefick
                                       ---------------------------
                                    Name:      James F. Kenefick
                                         -------------------------
                                    Title:     CEO
                                          ------------------------


SECOND AMENDMENT TO CREDIT AGREEMENT

                                    ADMINISTRATIVE AGENT:
                                    --------------------

                                    NORTEL NETWORKS INC.,
                                    as Administrative Agent


                                    By:    /s/ Mitchell L. Stone
                                       ---------------------------
                                    Name:      Mitchell L. Stone
                                         -------------------------
                                    Title:     Director
                                          ------------------------

                                    LENDERS:
                                    -------

                                    NORTEL NETWORKS INC.


                                    By:    /s/ Mitchell L. Stone
                                       ---------------------------
                                    Name:      Mitchell L. Stone
                                         -------------------------
                                    Title:     Director
                                          ------------------------


                                    ALLIED CAPITAL CORPORATION


                                    By:    /s/ Scott S. Binder
                                       ---------------------------
                                    Name:      Scott S. Binder
                                         -------------------------
                                    Title:     Principal
                                          ------------------------

SECOND AMENDMENT TO CREDIT AGREEMENT